

Credit Suisse Insurance Conference

November 17, 2006

Focused and Disciplined Underwriter

BRISTOL WEST HOLDINGS, INC

Forward Looking Statements

Statements included in this presentation that are not historical facts are forward-looking statements within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on our current expectations and beliefs concerning future events and involve risks, uncertainties and assumptions. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include those factors that are more particularly described in our filings with the Securities and Exchange Commission, including under the heading "Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended December 31, 2005. We believe that our forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Bristol West At A Glance

- Focused provider of Non-Standard Auto Insurance through independent producers.


1973
Founded
1998
• Two states
$200M DWP
1998
• Acquired by KKR
2001
• Acquired the non-standard operations of Reliance Group
Today
• 21 states
• $618M GWP in 2005

Bristol West has a Strong Performance Record


Net Income
per share(1)
$0.48
$1.32
$1.89
$1.70
$1.02
2002
2003
2004
2005
2006(2)


ROE
12.0%
27.7%
26.5%
16.6%
12.7%
2002
2003
2004
2005
2006(3)

Note (1) Fully diluted
(2) Through 9/30/06
(3) TTM ending 9/30/06

YTD 2006 results down reflecting market conditions

Market Dynamics – Key States

- **California**
  - very competitive with very little rate activity.
  - most companies compete by lowering underwriting standards; we verify all applicants' mileage if less than 16,000.
  - new rate regulations may "shake up" the market.





- **Florida**
  - competitive but recent rate activity has turned mostly positive.
  - watching regulatory activity surrounding use of credit as a rating variable.





- **Michigan**
  - a stable market with moderate competition.
  - we have raised our rates in response to deteriorating PIP experience which has reduced our competitiveness for the moment.





Our Cycle Management Strategy

- ✓ Manage for the long term
  - maximize profits over the cycle
- ✓ Maintain disciplined pricing
- ✓ Manage to maximize returns, not market share
- ✓ Prepare for growth when cycle turns

Agenda

- Bristol West is well-positioned
- Proprietary technologies set us apart
- How we will move forward



A Focused and Disciplined Business Model



5 Highly profitable

1 Focus on non-standard auto insurance

2 Sophisticated information systems

3 Strong relationships with brokers/agents

4 Disciplined pricing

We Sell Exclusively Through Independent Agents & Brokers

- We distribute through 8,700 independent agents and brokers.
  - up 20% since September 30, 2005
- We invest in:
  - Providing technology that makes it easy to do business with BRW.
    - OneStep®
    - On-line change capability
    - Producer's book of business available on-line for them to manage
  - We provide high-quality service to producers and their customers
  - Developing relationships with producers geared to improving our products and services.
- A key differentiator – no channel conflict
  - greater loyalty and retention
  - faster growth





Independent Corroboration of our Financial Discipline

- A.M. BEST Financial Strength Ratings

2001	B
2002	B
2003	B
2004	B+
2005	B++
2006	A-





Our Geographic Mix is Becoming More Diversified


100%
100%
100%
100%
18%
13%
69%
20%
24%
56%
25%
29%
46%
29%
29%
42%
Other
Florida & Michigan
California
2000
2004
2005
2006
(9 months)

Corporate Structure Promotes Financial Flexibility

BRW Insurance Operations

Coast

Security

Bristol West

Bristol West Casualty

Bristol West Preferred

Premiums Collected

Service Commission

BRW Service Operations

Wholly-owned MGAs

Adjusting Company

IT Company

Consumer Fees

Payment of dividends by non-insurance entities does not require regulatory approval.

The Financial Resources to Support Disciplined Growth

- **Statutory surplus = $345M @ September 30, 2006**
- **Significant capacity to retain more business net**
- **Debt to capitalization ratio at September 30 = 22%**
- **Refinanced and upsized our debt on July 31.**
  - We took advantage of favorable market conditions and upsized our debt to $100M.
  - We have strengthened the surplus of our Insurance Companies by $25M.
  - We expect to save $1M a year due to significantly lower margins.
- **Clear evidence of our focus on shareholder value**
  - Quarterly dividend has been increased 60% since May, 2004 to $0.08 per share.
  - Stock repurchase of $50M authorized in 2005; repurchase completed by 9/30/06.



Agenda

- Bristol West is well-positioned
- Proprietary technologies set us apart
- How we will move forward



Advanced Technology at Every Stage


SOON
▪ Data warehouse
Pricing
▪ Advanced segmentation
▪ Target profitable sectors/territories
Distribution
▪ Policy issuance systems
▪ Producer management
▪ OneStep®
Claims
▪ CUDA
▪ Active management
Reserving
▪ Sophisticated analysis
▪ Daily assessment
BRISTOL WEST HOLDINGS, INC

How we use the technology makes the difference

A Closer Look at SOON

- SOON – our state-of-the-art data warehouse engine
  - over 70B data points
- Captures real time data on premiums, losses and marketing information including:
  - nightly monitoring of reserve adequacy
  - nightly tracking of pricing and profitability
  - sophisticated process measurement
  - mapping capabilities


SOON
Data
Warehouse

SOON in Action: Targeting Profitable, Under Penetrated Zip Codes

- Map shows <u>profitability</u> by zip code
- Greener = more profitable
- Example: Ennis, TX 75119 - very profitable



Duncanville
Everman
Tarrant
Mansfield
Rendon
Cedar Hill
Lancaster
Glenn Heights
Joe Pool Lake
76002
76018
76063
76028
76061
76065
76009
76084
Alvarado
Johnson
Ovilla
Oak Leaf
Midlothian
75154
75152
75125
Ferris
Wilmer
Seagoville
Crandall
Combine
Kaufman
75158
75143
Henderson
Seven Points
Kemp
Palmer
TEXAS
Waxahachie
Ennis
75167
Maypearl
76064
76050
75105
Rice
75155
76041
Italy
76055
76636
Itasca
Hill
76670
Milford
76651
76626
Blooming
75110
75144
75153
Kerens
75161
75160
Copyright © and (P) 1988–2006 Microsoft Corporation and/or its suppliers. All rights reserved. Portions © 1990–2005 InstallShield Software Corporation. All rights reserved. Certain mapping and direction data © 2005 NAVTEQ. All rights reserved. NAVTEQ and NAVTEQ ON BOARD are trademarks of NAVTEQ. © 2005 Tele Atlas North America, Inc. All rights reserved. Tele Atlas and Tele Atlas North America are trademarks of Tele Atlas, Inc.

SOON in Action: Targeting Profitable, Under Penetrated Zip Codes

- Map shows our penetration by zip code
- Greener = greater penetration
- Lighter = lower penetration
- Clear opportunity in Ennis - low penetration
- Marketing Action – add producers in Ennis, TX


Kennedale
Duncanville
DeSoto
Hutchins
Seagoville
Crandall
Rendon
Mansfield
Cedar Hill
Lancaster
Wilmer
Combine
Kaufman
Glenn Heights
Ovilla
Oak Leaf
Ferris
Midlothian
TEXAS
Palmer
Kemp
Alvarado
Waxahachie
Ennis
Maypearl
Seven Points
Mabank
Rice
Italy

SOON in Action: Best Pricing Tool in the Industry

Situation:

- Bristol West offers 6 methods of payment

SOON analysis revealed

- customers paying with EFT → lower loss ratio

Competitive advantage:

- Priced EFT customers 2-10% lower than pay-by-check customers



A Closer Look at OneStep®

- Unique proprietary point of sale system
- Web-based system
  - completes all underwriting at point of sale
  - all documentation is provided immediately
  - eliminates most "up rates"



A Closer Look at CUDA, Our Claims System

- Claim System "CUDA" tightly controls claim process.
  - ✓ Captures all claim data and is integrated with our policy system
  - ✓ Automated diary and control of workflow
  - ✓ Integrates third party e-mail, photographs and appraisals
  - ✓ Feeds 52 measurements in real time to manage the claim process

- We measure all aspects of the customer experience, for example:
  - ✓ How quickly we answer the phone
  - ✓ How accommodating our people are to customers
  - ✓ Compensation systems reward superior performance







"CUDA" in Action: Measuring Response to Claims

Examples of metrics measured in resolving claims

Contact all parties within 24 hours


80.0%
86.4%
82.0%
87.1%
83.0%
86.7%
Q1 Goal
Actual Q1 '06
Q2 Goal
Actual Q2'06
Q3 Goal
Actual Q3 06

Appraised damage vehicles within 72 hours


63.0%
70.9%
64.0%
68.7%
65.0%
68.1%
Q1 Goal
Actual Q1 '06
Q2 Goal
Actual Q2'06
Q3 Goal
Actual Q3 06

Agenda

- Bristol West is well-positioned
- Proprietary technologies set us apart
- How we will move forward



We Have A Clear Strategy

3 Geographic expansion


BRISTOL WEST HOLDINGS, INC

2 Aggressively manage costs



1 Use technology and analytics to improve pricing and improve service



1. Use Technology to Improve Pricing.

Results - Exceeding Expectations

- Deployment of our most advanced product structure, Select 2.0
  - Includes the development of a proprietary credit model and a proprietary symbol set
  - Advanced GLMs to set the rate relativity among factors, minimizing correlations in the data.
- Deployed:
  - Colorado – February 28
  - Oregon – April 10
  - Texas – June 7
  - Florida – August 1
  - South Carolina – September 7
  - Wisconsin – September 26
  - Pennsylvania – October 9
  - Michigan – October 30th
  - 5 additional states by year-end

Experiencing increased new business production as product is more broadly competitive at our targeted loss ratio.

1





2. Aggressively Manage Costs

3rd Quarter '06 Compared to 3rd Quarter '05

Gross Earned Premium	Average Headcount
7.4%	4.9%

- While adding to and improving our technical competencies

Focused on reducing costs


2

3. Expand Geographically

- 68% of our business in 3 States in the most recent quarter

- 32% of business in our other18 states – Select 2.0 is enabling us to target meaningful share

- 27 other states provide significant opportunity for growth


• 40,000 independent agents and brokers in US
• We do business with just 8,700


3

In Summary

Why Invest in Bristol West

- Highly disciplined and focused underwriter
- Strong record of performance
- Proprietary technologies and analytics provide key competitive advantages
- Extremely talented staff
- Executing clear strategy of navigating the pricing cycle





